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                          [THE VNAGUARD GROUP (R) LOGO

                         VANGUARD(R) EQUITY INCOME FUND

              SUPPLEMENT TO THE PROSPECTUS DATED JANUARY 31, 2005

IMPORTANT CHANGES TO VANGUARD EQUITY INCOME FUND
VANGUARD EQUITY INCOME FUND REALIGNS ITS INVESTMENT ADVISORY TEAM
The board of trustees of Vanguard Equity Income Fund has realigned the Fund's investment advisory team. The Fund's assets have been reallocated for two of the advisors currently overseeing portions of the Fund's assets--Wellington Management Company, LLP (Wellington Management), and The Vanguard Group, Inc. (Vanguard). As part of this realignment, John A. Levin & Co., Inc., which has served as an advisor to the Fund since 1995, will no longer manage a portion of the Fund's assets. Wellington Management and Vanguard will independently select and maintain portfolios of common stocks for the Fund. The Fund's board of trustees designates the proportion of Fund assets to be managed by each advisor and may change these proportions at any time.

INVESTMENT OBJECTIVE
The Fund's investment objective will not change.

FEES AND EXPENSES
The Fund's estimated Total Annual Fund Operating Expenses (0.32% for Investor Shares and 0.21% for Admiral(TM) Shares, as of March 31, 2005) are expected to decline slightly.

PROSPECTUS TEXT CHANGES
In the indicated sections of the prospectus, the following text changes are made:

     In the FUND PROFILE, section, the "Fees and Expenses" discussion is revised as follows:

FEES AND EXPENSES
The following table describes the fees and expenses you may pay if you buy and hold Investor Shares or Admiral Shares of the Fund. As is the case with all mutual funds, transaction costs incurred by the Fund for buying and selling securities are not reflected in the table. The expenses shown under Annual Fund Operating Expenses are based on estimated amounts for the current fiscal year, adjusted to account for the advisor realignment.


                                                                  (over, please)

                                                      INVESTOR        ADMIRAL
                                                        SHARES         SHARES
SHAREHOLDER FEES (fees paid directly from your investment)
Sales Charge (Load) Imposed on Purchases:                 None           None
Purchase Fee:                                             None           None
Sales Charge (Load) Imposed on Reinvested Dividends:      None           None
Redemption Fee:                                           None           None

ANNUAL FUND OPERATING EXPENSES (expenses deducted from the Fund's assets)
Management Expenses:                                     0.28%          0.18%
12b-1 Distribution Fee:                                   None           None
Other Expenses:                                          0.02%          0.01%
 TOTAL ANNUAL FUND OPERATING EXPENSES:                   0.30%          0.19%


The following examples are intended to help you compare the cost of investing in the Fund's Investor Shares or Admiral Shares with the cost of investing in other mutual funds. They illustrate the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. These examples assume that the Fund provides a return of 5% a year and that operating expenses match our estimates. The results apply whether or not you redeem your investment at the end of the given period. 1 Year 3 Years 5 Years 10 Years Investor Shares $31 $97 $169 $381 Admiral Shares 19 61 107 243 These examples should not be considered to represent actual expenses or performance from the past or for the future. Actual future expenses may be higher or lower than those shown.

                                 PLAIN TALK(R)
                              ABOUT FUND EXPENSES
All mutual funds have operating expenses. These expenses, which are deducted from a fund's gross income, are expressed as a percentage of the net assets of the fund. We expect Vanguard Equity Income Fund's expense ratios to be as follows: for Investor Shares, 0.30%, or $3.00 per $1,000 of average net assets; for Admiral Shares, 0.19%, or $1.90 per $1,000 of average net assets. The average equity income mutual fund had expenses in 2004 of 1.47%, or $14.70 per $1,000 of average net assets (derived from data provided by Lipper Inc., which reports on the mutual fund industry). Management expenses, which are one part of operating expenses, include investment advisory fees as well as other costs of managing a fund--such as account maintenance, reporting, accounting, legal, and other administrative expenses.

     In  the  FUND  PROFILE   section  under  "Fees  and  Expenses:   Additional
Information," the text under "Investment Advisors" is replaced with the following:
* Wellington Management Company, LLP, Boston, Mass., since 2000
* The Vanguard Group, Valley Forge, Pa., since 1998

     In the MORE ON THE FUND section under "Security Selection," the text is replaced with the following:
     Each investment advisor independently chooses and maintains a portfolio of investments for the Fund. The Fund's board of trustees designates the proportion of Fund assets to be managed by each advisor and may change these proportions at any time.
     The advisors use active investment management methods, which means they buy and sell securities based on their judgments about the financial prospects of companies, about the prices of the securities, and about the stock market and economy in general. Each advisor uses different processes to select securities for its portion of the Fund's assets; however, each is committed to buying stocks that produce above-average income and that, in the advisor's opinion, have the potential for long-term capital growth.
     WELLINGTON MANAGEMENT COMPANY, LLP (Wellington Management), which manages about 60% of the Fund's assets, employs a fundamental approach to identify desirable individual stocks, seeking those that typically offer above-average dividend yields, below-average valuations, and the potential for dividend increases in the future. Securities are sold when an investment is no longer considered as attractive as other available investments, based on Wellington Management's fundamental valuation approach.
     THE VANGUARD GROUP (Vanguard) manages about 40% of the Fund's assets, investing mainly in common stocks of established, medium-size and large companies that pay above-average dividends and have the potential for capital appreciation. Often, the advisor purchases securities that are out of favor with the investment community.

[FLAG] The Fund is subject to manager risk, which is the chance that poor security selection will cause the Fund to underperform relevant benchmarks or other funds with a similar investment objective.

The Fund is generally managed without regard to tax ramifications.

The INVESTMENT ADVISORS section is restated as follows:

     The Fund uses a multimanager approach to investing its assets. Each advisor named below independently manages its assigned portion of the Fund's assets, subject to the supervision and oversight of Vanguard and the board of trustees.

* Wellington Management Company, LLP, 75 State Street, Boston, MA 02109, is an investment advisory firm founded in 1928. As of March 31, 2005, Wellington Management managed about $470 billion in assets.
* The Vanguard Group, P.O. Box 2600, Valley Forge, PA 19482, which began operations in 1975, serves as advisor to the Fund through its Quantitative Equity Group. As of March 31, 2005, Vanguard's Quantitative Equity Group served as advisor for about $337 billion in assets.
     The Fund pays Wellington Management on a quarterly basis. The quarterly fee is based on certain annual percentage rates applied to average net assets managed by the advisor over the quarterly period. In addition, the quarterly fee is increased or decreased based on the advisor's performance in comparison with that of a benchmark. For these purposes, the cumulative total return of Wellington Management's portion of the Fund over a trailing 36-month period is compared with that of the Lipper Equity Income Fund Average over the same period. The Fund pays Vanguard on an at-cost basis for the investment advisory and other services Vanguard provides.

For the fiscal period ended March 31, 2005, the advisory fees and expenses represented an effective annual rate of 0.11% of the Fund's average net assets before a performance-based decrease of 0.01%.
     Please consult the Fund's Statement of Additional Information for more information about the Fund's investment advisory arrangements.
     For a discussion of why the board of trustees approved the Fund's investment advisory agreements, see the Fund's report to shareholders covering the period from October 1, 2004, through March 31, 2005.

     GEORGE U. SAUTER is Chief Investment Officer and Managing Director of Vanguard. As Chief Investment Officer, he is responsible for the oversight of approximately $600 billion managed by Vanguard's Quantitative Equity and Fixed Income Groups. The investments managed by these two groups include active quantitative equity funds, equity index funds, active bond funds, index bond funds, stable value funds, and money market funds. Since joining Vanguard in 1987, Mr. Sauter has been a key contributor to the development of Vanguard's stock indexing and active quantitative equity investment strategies. He received his A.B. in Economics from Dartmouth College and an M.B.A. in Finance from the University of Chicago.

The PLAIN TALK titled "The Fund's Advisors" is restated as follows:

                                PLAIN TALK ABOUT
                         THE FUND'S PORTFOLIO MANAGERS
The managers primarily responsible for the day-to-day management of the Fund's portfolio are:
JOHN R. RYAN, CFA, Senior Vice President and Managing Partner of Wellington Management. He has worked in investment management with Wellington Management since 1981 and has managed a portion of the Fund since 2000. Education: B.S., Lehigh University; M.B.A., University of Virginia.

JAMES P. STETLER, Principal of Vanguard. He has been with Vanguard since 1982; has worked in investment management since 1996; and has managed a portion of the Fund since 2003. Education: B.S., Susquehanna University; M.B.A. Saint Joseph's University.



(C) 2005 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.                        PS065 092005

                                  [SHIP LOGO]
                         [THE VNAGUARD GROUP (R) LOGO]

                           VANGUARD/(R)/ FENWAY FUNDS
                          (VANGUARD EQUITY INCOME FUND)

    SUPPLEMENT TO THE STATEMENT OF ADDITIONAL INFORMATION DATED JUNE 1, 2005

              IMPORTANT CHANGES TO VANGUARD(R) EQUITY INCOME FUND


VANGUARD EQUITY INCOME FUND REALIGNS ITS INVESTMENT ADVISORY TEAM
The board of trustees of Vanguard Equity Income Fund has realigned the Fund's investment advisory team. The Fund's assets have been reallocated for two of the two advisors currently overseeing portions of the Fund's assets--Wellington Management Company, LLP (Wellington Management), and The Vanguard Group, Inc. (Vanguard). As part of this realignment, John A. Levin & Co., Inc., which has served as an advisor to the Fund since 1995, will no longer manage a portion of the Fund's assets. Wellington Management and Vanguard will independently select and maintain portfolios of common stocks for the Fund. The Fund's board of trustees designates the proportion of Fund assets to be managed by each advisor and may change these proportions at any time.


STATEMENT OF ADDITIONAL INFORMATION TEXT CHANGES

IN THE INDICATED SECTIONS OF THE STATEMENT OF ADDITIONAL INFORMATION, THE FOLLOWING TEXT CHANGES ARE MADE:


In the INVESTMENT ADVISORY SERVICES section, the text regarding the Equity Income Fund is replaced with the following:
The Fund currently has two investment advisors:

* WELLINGTON MANAGEMENT COMPANY, LLP, 75 State Street, Boston, MA 02109, is an investment advisory firm founded in 1928. As of March 31, 2005, Wellington Management managed about $470 billion in assets.

* VANGUARD, 100 Vanguard Boulevard, Malvern, PA 19355, which began operations in 1975, serves as advisor to the Fund through its Quantitative Equity Group. As of March 31, 2005, Vanguard's Quantitative Equity Group served as advisor for about $337 billion in assets.

The Fund previously employed three other firms as investment advisors:

- Spare, Kaplan, Bischel & Associates managed a portion of the Fund's assets from 1995 through 1999;
- Newell Associates managed all of the Fund's assets from inception through 1994, and a portion of the Fund's assets from 1995 through July 28, 2003.
- John A. Levin & Co., Inc. managed a portion of the Fund's assets from 1995 through September 23, 2005.

 With respect to its assigned portion of the Fund, each advisor is responsible for managing the investment and reinvestment of the Fund's assets, and continuously reviewing, supervising, and administering the Fund's investment program. Each advisor discharges its responsibilities subject to the supervision and oversight of Vanguard's Portfolio Review Group and the officers and trustees of the Fund. Vanguard's Portfolio Review Group is responsible for recommending changes in a Fund's advisory arrangements to the Fund's board of trustees, including changes in the amount of assets allocated to each advisor, and whether to hire, terminate, or replace an advisor.

WELLINGTON MANAGEMENT COMPANY, LLP
The Fund pays Wellington Management a basic advisory fee (basic fee) at the end of each fiscal quarter, calculated by applying a quarterly rate, based on the following annual percentage rates, to the average month-end net assets of the Fund managed by Wellington Management (Wellington Management Portfolio) for the quarter:


NET ASSETS             ANNUAL RATE
----------             -----------
First $1 billion            0.125%
Nest $4 billion             0.100%
Over $5 billion             0.080%

 The basic fee paid to Wellington Management, as provided above, will be increased or decreased by applying a performance fee adjustment.The adjustment will be calculated as a percentage of the basic fee and will change proportionately with the investment performance of the Wellington Management Portfolio. The investment performance will be based on the cumulative return of the Wellington Management Portfolio over a trailing 36-month period ending with the applicable quarter, relative to the cumulative total return of the Lipper Equity Income average (the Benchmark) for the same period. The adjustment applies as follows:



CUMULATIVE 36-MONTH                                               PERFORMANCE
PERFORMANCE OF PORTFOLIO VS.BENCHMARK                         FEE ADJUSTMENT*
------------------------------------                          ---------------
Exceeds by 3% to 6%                                                       10%
Exceeds by more than 6%                                                   20%
Trails by 3% to 6%                                                       -10%
Trails by more than 6%                                                   -20%
*For purposes of this calculation, the basic fee is calculated by applying a quarterly rate based on the annual basic fee rate using average assets over the same period over which the performance is measured.

VANGUARD
Vanguard's Quantitative Equity Group provides investment advisory services on an at-cost basis with respect to a portion of Vanguard Equity Income Fund's assets. Vanguard's Quantitative Equity Group is supervised by the trustees and officers of the funds.

 During the fiscal years ended September 30, 2002, 2003, and 2004, Vanguard Equity Income Fund incurred the following advisory fees: $4,622,000, $4,048,000, and $3,343,000, respectively.

DESCRIPTION OF THE ADVISORS
 WELLINGTON MANAGEMENT COMPANY, LLP. Wellington Management is a professional investment advisory firm that provides services to employee benefit plans, endowment funds, and other institutions. The firm was founded in 1928, and is organized as a Massachusetts limited liability partnership. The managing partners of Wellington Management are Duncan M. McFarland, Laurie A. Gabriel, and John R. Ryan. Mr. Ryan is the portfolio manager who is primarily responsible for Wellington Management's portion of the Fund.

 VANGUARD. Vanguard is a family of more than 130 funds holding assets in excess of $875 billion. Vanguard's Quantitative Equity Group provides investment advisory services to many Vanguard funds. James P. Stetler is responsible for overseeing Vanguard's portion of the Fund.


(C)2005 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.                  092005